Exhibit 99.1

April 16, 2003


FOR IMMEDIATE RELEASE

Contact:  Brad Schwartz, Chief Financial Officer, (434) 773-2242


         American National Bankshares Reports Quarterly Financial Update


     American National Bankshares Inc. today reported first quarter 2003 net income of $2,334,000, a 6.1% increase over the same period in 2002. This represents income of $.41 on a basic per share basis. In the first quarter of 2002, the Corporation earned $2,199,000 million, which represented $.38 per share.

     Assets of the Corporation increased to $614 million at March 31, 2003 compared to $575 million for the comparable period in 2002. Total loans at quarter-end increased to $421 million from $382 million one year earlier. Shareholders' equity at March 31, 2003 was $71 million and represents 11.6% of total assets.

     The return on average assets (ROA) for the first quarter of 2003 was 1.55%, on an annualized basis, and the return on average equity (ROE) for the quarter was 13.23% annualized. For the first quarter of 2002, the ROA was 1.56% and the ROE was 13.32%.

     Charles H. Majors, President and Chief Executive Officer stated, "Based on the current economic climate, we are pleased that our performance has resulted in such positive results. Our emphasis on managing our spread was evident as our net interest margin improved and resulted in a 9% increase in our net interest income compared to one year ago. We continued to invest in people as we position for future growth in interest and non-interest income. At the same time we worked hard to control expenses, resulting in a strong efficiency ratio of 50.3% for the quarter, which is considerably better than those of our peer banks. We are pleased that our credit quality and loan demand remained strong and we continue to focus on growing existing and new customer financial relationships."

     American National Bankshares Inc. is the holding company of American National Bank and Trust Company, a community bank with fourteen offices in Danville, Chatham, Collinsville, Gretna, Martinsville, Henry County, and South

Boston, Virginia, and Yanceyville, North Carolina. Services are also provided through fifteen ATMs, "AmeriLink" internet banking, and our 24-hour "Access American" phone banking. Banking subsidiaries include ANB Mortgage Corp. (secondary mortgage origination), ANB Investor Services (retail brokerage) and ANB Insurance Services (full-service insurance agency). Additional information is available on our website at www.amnb.com.
                               ------------




     This release contains forward-looking statements within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A forward-looking statement encompasses any estimate, prediction, opinion or statement of belief contained in this release and the underlying management assumptions. Forward-looking statements are based on current expectations and assessments of potential developments affecting market conditions, interest rates and other economic conditions, and results may ultimately vary from the statements made in this release.

                           Consolidated Balance Sheets
                American National Bankshares Inc. and Subsidiary
                                 (In thousands)
                                    Unaudited
---------------------------------------------------------------------------------------------------------
                                                                                          March 31
                                                                                -------------------------
                                                                                   2003           2002
                                                                                ----------     ----------
ASSETS
Cash and due from banks.........................................................$  15,962      $  11,468
Interest-bearing deposits in other banks........................................    2,045         22,885

Investment securities:
  Securities available for sale.................................................  138,578        117,886
  Securities held to maturity...................................................   25,975         27,881
                                                                                ----------     ----------
  Total investment securities...................................................  164,553        145,767
                                                                                ----------     ----------

Loans, held for sale............................................................    1,576            924

Loans, net of unearned income...................................................  419,752        380,964
Less allowance for loan losses..................................................   (5,771)        (5,423)
                                                                                ----------     ----------
  Net Loans.....................................................................  413,981        375,541
                                                                                ----------     ----------

Bank premises and equipment.....................................................    7,982          8,354
Core deposit intangibles........................................................    1,271          1,721
Accrued interest receivable and other assets....................................    6,807          7,899
                                                                                ----------     ----------

  Total assets..................................................................$ 614,177      $ 574,559
                                                                                ==========     ==========

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES:
  Demand deposits--non-interest bearing.........................................$  63,642      $  56,613
  Demand deposits--interest bearing.............................................   61,536         57,892
  Money market deposits.........................................................   46,545         39,665
  Savings deposits..............................................................   79,458         68,354
  Time deposits.................................................................  231,896        234,545
                                                                                ----------     ----------
  Total deposits................................................................  483,077        457,069

Repurchase agreements...........................................................   34,803         34,719
FHLB borrowings.................................................................   21,500         13,000
Accrued interest payable and other liabilities..................................    3,880          4,019
                                                                                ----------     ----------
  Total liabilities.............................................................  543,260        508,807
                                                                                ----------     ----------

SHAREHOLDERS' EQUITY:
  Common stock, $1 par, 10,000,000 shares authorized,
    5,745,816 shares outstanding at March 31, 2003 and
    5,815,756 shares outstanding at March 31, 2002..............................    5,746          5,816
  Capital in excess of par value................................................    9,514          9,583
  Retained earnings.............................................................   53,597         49,772
  Accumulated other comprehensive income........................................    2,060            581
                                                                                ----------     ----------
  Total shareholders' equity....................................................   70,917         65,752
                                                                                ----------     ----------

  Total liabilities and shareholders' equity....................................$ 614,177      $ 574,559
                                                                                ==========     ==========


                        Consolidated Statements of Income
                American National Bankshares Inc. and Subsidiary
                                 (In thousands)
                                    Unaudited

---------------------------------------------------------------------------------------------------------
                                                                                   Three Months Ended
                                                                                         March 31
                                                                                -------------------------
                                                                                   2003           2002
                                                                                ----------     ----------
INTEREST INCOME:
  Interest and fees on loans....................................................$   6,559      $   6,749
  Interest on deposits in other banks...........................................       25             82
  Income on securities:
    Federal agencies............................................................      549            427
    Mortgage-backed.............................................................      454            656
    State and municipal.........................................................      469            456
    Other investments...........................................................      346            431
                                                                                ----------     ----------
    Total interest income.......................................................    8,402          8,801

INTEREST EXPENSE:
  Interest on deposits:
    Demand......................................................................       68            119
    Money market................................................................      139            190
    Savings.....................................................................      225            265
    Time........................................................................    1,720          2,530
  Interest on repurchase agreements.............................................      125            149
  Interest on other borrowings..................................................      242            171
                                                                                ----------     ----------
    Total interest expense......................................................    2,519          3,424
                                                                                ----------     ----------
NET INTEREST INCOME.............................................................    5,883          5,377
PROVISION FOR LOAN LOSSES.......................................................      240            183
                                                                                ----------     ----------

NET INTEREST INCOME AFTER PROVISION
  FOR LOAN LOSSES...............................................................    5,643          5,194

NON-INTEREST INCOME:
  Trust and investment services.................................................      606            666
  Service charges on deposit accounts...........................................      423            365
  Other fees and commissions....................................................      228            196
  Mortgage banking income.......................................................      128             82
  Securities gains, net.........................................................        2             19
  Other income..................................................................       75             67
                                                                                ----------     ----------
  Total non-interest income.....................................................    1,462          1,395
                                                                                ----------     ----------
NON-INTEREST EXPENSE:
  Salaries......................................................................    1,721          1,553
  Pension and other employee benefits...........................................      448            375
  Occupancy and equipment.......................................................      641            612
  Core deposit intangible amortization..........................................      112            112
  Other expenses................................................................      887            846
                                                                                ----------     ----------
  Total non-interest expense....................................................    3,809          3,498
                                                                                ----------     ----------
INCOME BEFORE TAXES.............................................................    3,296          3,091

Income Tax Provision............................................................      962            892
                                                                                ----------     ----------
NET INCOME......................................................................$   2,334      $   2,199
                                                                                ==========     ==========

NET INCOME PER COMMON SHARE:
  Basic.........................................................................$     .41      $     .38
  Diluted.......................................................................$     .40      $     .38



Financial Highlights
American National Bankshares Inc. and Subsidiary

(Dollars in thousands,
 except per share data)
                                                   Three Months Ended March 31
                                                2003           2002         Change
                                            -----------    -----------    ----------
EARNINGS
  Interest income                           $    8,402     $    8,801        (4.5)%
  Interest expense                               2,519          3,424       (26.4)
  Net interest income                            5,883          5,377         9.4
  Provision for loan losses                        240            183        31.1
  Noninterest income                             1,462          1,395         4.8
  Noninterest expense                            3,809          3,498         8.9
  Income taxes                                     962            892         7.8
  Net income                                     2,334          2,199         6.1

PER COMMON SHARE
  Earnings per share - basic                $      .41     $      .38         7.9 %
  Earnings per share - diluted                     .40            .38         5.3
  Cash dividends paid                              .18            .17         5.9
  Book value                                     12.34          11.31         9.1
  Closing market price                           24.63          19.55        26.0

FINANCIAL RATIOS
  Return on average assets                        1.55 %         1.56 %        (1)bp
  Return on average shareholders' equity         13.23          13.32          (9)
  Average equity to average assets               11.69          11.72          (3)
  Net interest margin (FTE)                       4.24           4.17           7
  Efficiency ratio                               50.29          49.97          32

PERIOD END BALANCES
  Securities                                $  164,553     $  145,767        12.9 %
  Loans held for sale                            1,576            924        70.6
  Loans - net of unearned income               419,752        380,964        10.2
  Assets                                       614,177        574,559         6.9
  Total deposits                               483,077        457,069         5.7
  Repurchase agreement funding                  34,803         34,719          .2
  FHLB borrowings                               21,500         13,000        65.4
  Shareholders' equity                          70,917         65,752         7.9

AVERAGE BALANCES
  Loans - net of unearned income            $  410,249     $  376,900         8.8 %
  Interest-earning assets                      577,215        539,401         7.0
  Assets                                       603,670        563,787         7.1
  Interest-bearing deposits                    412,716        398,897         3.5
  Repurchase agreement funding                  34,615         30,076        15.1
  FHLB borrowings                               21,747         13,000        67.3
  Shareholders' equity                          70,576         66,059         6.8

CAPITAL
  Average shares outstanding - basic         5,756,094      5,821,367        (1.1)
  Average shares outstanding - diluted       5,817,153      5,852,000        ( .6)
  Shares repurchased                            35,000          6,600
  Average price of shares repurchased       $    25.40     $    20.10

ALLOWANCE FOR LOAN LOSSES
  Beginning balance                         $    5,622     $    5,334         5.4 %
  Provision for loan losses                        240            183        31.1
  Charge-offs                                     (164)          (116)       41.4
  Recoveries                                        73             22       231.8
  Ending balance                                 5,771          5,423         6.4



Financial Highlights
American National Bankshares Inc. and Subsidiary

(Dollars in thousands,
 except per share data)
                                                   Three Months Ended March 31
                                                2003           2002         Change
                                            -----------    -----------    ----------
COMPOSITION OF RISK ASSETS
  Nonperforming loans:
    90 days past due                               214            171        25.1 %
    Nonaccrual                                     448            771       (41.9)
  OREO                                              30            117       (74.4)
  Nonperforming assets                             692          1,059       (34.7)

ASSET QUALITY RATIOS **
  Nonperforming loans to total loans               .16 %          .25 %        (9)bp
  Allowance for loan losses to total loans        1.37           1.42          (5)
  Allowance for loan losses
    to nonperforming loans                        8.72 X         5.76 X       296


Notes:

  bp  - Change is measured as difference in basis points.
  **  - Balance sheet amounts used in calculations are based on period end balances.
